UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2015

SANDISK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

951 SanDisk Drive, Milpitas, California 95035

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 801-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On October 21, 2015, SanDisk Corporation (“SanDisk” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 21, 2015, by and among the Company, Western Digital Corporation, a Delaware corporation (“Western Digital” or “Parent”) and Schrader Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Western Digital.  The Company distributed the following materials with respect to the proposed transactions contemplated by the Merger Agreement, the full text of which are attached hereto as Exhibits 99.1-99.7 and incorporated herein by reference:

•                  Investor Presentation (Exhibit 99.1)

•                  E-Mail Message from Sanjay Mehrotra to Employees (Exhibit 99.2)

•                  Employee FAQ (Exhibit 99.3)

•                  E-Mail Message from Sanjay Mehrotra to Suppliers (Exhibit 99.4)

•                  Supplier FAQ (Exhibit 99.5)

•                  E-Mail Message from Sanjay Mehrotra to Customers (Exhibit 99.6)

•                  Customer FAQ (Exhibit 99.7)

Forward Looking Statements

All statements included or incorporated by reference in this document, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are based on SanDisk’s current expectations, estimates and projections about its business and industry, management’s beliefs, and certain assumptions made by SanDisk and Western Digital, all of which are subject to change.  Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words.  Examples of such forward-looking statements include, but are not limited to, references to the anticipated benefits of the proposed merger contemplated by the Merger Agreement and the expected date of closing of the merger.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement.

Important risk factors that may cause such a difference in connection with the proposed merger include, but are not limited to, the following factors: (1) the inability to complete the merger due to the failure to obtain stockholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including the receipt of all regulatory approvals related to the merger; (2) uncertainties as to the timing of the consummation of the merger and the ability of each party to consummate the merger; (3) risks that the proposed merger disrupts the current plans and operations of Western Digital or SanDisk; (4) the ability of Western Digital and SanDisk to retain and hire key personnel; (5) competitive responses to the proposed merger; (6) unexpected costs, charges or expenses resulting from the merger; (7) the outcome of any legal proceedings that could be instituted against Western Digital, SanDisk or their respective directors related to the Merger Agreement; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (9) the inability to obtain, or delays in obtaining, cost savings and synergies from the merger; (10) delays, challenges and expenses associated with integrating the combined companies’ existing businesses and the indebtedness planned to be incurred in connection with the merger; and (11) legislative, regulatory and economic developments.  These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the proposed merger.  The forward-looking statements in this document speak only as of this date.  Neither SanDisk nor Western Digital undertake any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.

In addition, actual results are subject to other risks and uncertainties that relate more broadly to SanDisk’s overall business, including those more fully described in SanDisk’s filings with the Securities and Exchange Commission (“SEC”) including its annual report on Form 10-K for the fiscal year ended December 28, 2014, and its quarterly reports filed on Form 10-Q for the current fiscal year, and Western Digital’s overall business and financial condition, including those more fully described in Western Digital’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended July 3, 2015.  The forward-looking statements in this document speak only as of date of this document.  We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.

Additional Information And Where To Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Western Digital will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement/prospectus of SanDisk and Western Digital.  Each of SanDisk and Western Digital will provide the joint proxy statement/prospectus to their respective stockholders.  SanDisk and Western Digital also plan to file other documents with the SEC regarding the proposed merger.  This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which SanDisk or Western Digital may file with the SEC in connection with the proposed merger.  INVESTORS AND SECURITY HOLDERS OF SANDISK AND WESTERN DIGITAL ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  You may obtain copies of all documents filed with the SEC regarding this merger, free of charge, at the SEC’s website (www.sec.gov).  In addition, copies of the documents filed with the SEC by SanDisk will be available free of charge on SanDisk’s website at http://www.sandisk.com.  Copies of the documents filed with the SEC by Western Digital will be available free of charge on Western Digital’s website at http://www.westerndigital.com.

Participants in the Solicitation

SanDisk, Western Digital, and certain of their respective directors, executive officers and other members of management and employees, under SEC rules may be deemed to be participants in the solicitation of proxies from SanDisk and Western Digital stockholders in connection with the proposed merger.  You can find more detailed information about SanDisk’s executive officers and directors in its definitive proxy statement filed with the SEC on April 27, 2015.  You can find more detailed information about Western Digital’s executive officers and directors in its definitive proxy statement filed with the SEC on September 23, 2015.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of stockholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC.  Additional information about SanDisk’s executive officers and directors and Western Digital’s executive officers and directors can be found in the joint proxy statement/prospectus regarding the proposed merger when it is filed with the SEC.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation
99.2	E-Mail Message from Sanjay Mehrotra to Employees
99.3	Employee FAQ
99.4	E-Mail Message from Sanjay Mehrotra to Suppliers
99.5	Supplier FAQ
99.6	E-Mail Message from Sanjay Mehrotra to Customers
99.7	Customer FAQ

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDISK CORPORATION

Date:	October 21, 2015	By:	/s/ Judy Bruner
Judy Bruner
Executive Vice President, Administration and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation
99.2	E-Mail Message from Sanjay Mehrotra to Employees
99.3	Employee FAQ
99.4	E-Mail Message from Sanjay Mehrotra to Suppliers
99.5	Supplier FAQ
99.6	E-Mail Message from Sanjay Mehrotra to Customers
99.7	Customer FAQ